UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

HASBRO, INC.
(Name of Registrant as Specified in Its Charter)

ALTA FOX OPPORTUNITIES FUND, LP ALTA FOX SPV 3, LP ALTA FOX SPV 3.1, LP ALTA FOX GENPAR, LP ALTA FOX EQUITY, LLC ALTA FOX CAPITAL MANAGEMENT, LLC CONNOR HALEY MARCELO FISCHER
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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ALTA FOX OPPORTUNITIES FUND, LP

ALTA FOX SPV 3, LP

ALTA FOX SPV 3.1, LP

ALTA FOX GENPAR, LP

ALTA FOX EQUITY, LLC

ALTA FOX CAPITAL MANAGEMENT, LLC

CONNOR HALEY

MARCELO FISCHER

SUPPLEMENT TO PROXY STATEMENT

2022 ANNUAL MEETING OF SHAREHOLDERS

OF

HASBRO, INC.

This proxy statement supplement and accompanying GOLD proxy card are being furnished to shareholders of Hasbro, Inc., a Rhode Island corporation (“HAS” or the “Company”) by Alta Fox Opportunities Fund, LP (“Alta Fox Opportunities”) and the other participants named herein (collectively “Alta Fox”) in connection with the solicitation of proxies from the holders (the “Shareholders”) of common stock, $0.50 par value per share (the “Common Stock”), of the Company, in connection with the 2022 Annual Meeting of Shareholders of the Company scheduled to be held virtually on June 8, 2022 at 9:00 a.m., Eastern Time, at www.cesonlineservices.com/has22_vm (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of Shareholders of the Company held in lieu thereof, the “2022 Annual Meeting”).

We are asking you to vote on the GOLD proxy card at the 2022 Annual Meeting as follows:

1.	To elect Alta Fox Opportunities’ director nominee, Marcelo Fischer, (the “Nominee”) to serve until the 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”), and until his successor is duly elected and qualified, or until his earlier death, resignation or removal;

2.	To approve the advisory vote on the compensation of the Company’s named executive officers;

3.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year; and

4.	To transact such other business as may properly come before the 2022 Annual Meeting.

These proposals are more fully described below and in the definitive proxy statement filed by Alta Fox with the Securities and Exchange Commission (the “SEC”) on April 26, 2022. This Supplement is being filed with the SEC on May 31, 2022.

Alta Fox mailed definitive proxy materials, including a GOLD proxy card, to Shareholders on or about April 26, 2022, in furtherance of seeking the election of a slate of three highly qualified nominees. On May 28, Alta Fox determined to reduce it slate of director nominees to just one nominee, Marcelo Fisher, in light of feedback we received from Shareholders and our ongoing review of the best ways to ensure the Company is on the right track to enhance value for all Shareholders, which we believe includes electing a director nominee with much needed capital allocation expertise to the Board of Directors of the Company (the “Board”), among other things. Accordingly, Alta Fox is hereby supplementing its definitive proxy statement to reflect that it seeking the election of only one director nominee, Marcelo Fischer, to the Board.

Through this Supplement and our Proxy Statement filed on April 26, 2022, we are soliciting proxies to elect not only our Nominee, but also the candidates who have been nominated by the Company other than Edward M. Philip. Shareholders will, therefore, be able to vote for the total number of directors up for election at the 2022 Annual Meeting. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. Your vote to elect our Nominee will have the legal effect of replacing one incumbent director with our Nominee. If elected, our Nominee will constitute a minority on the Board – accordingly, there can be no guarantee that our nominees will be able to implement the actions that he believe are necessary to unlock value for Shareholder. However, we believe the election of our Nominee is an important step in enhancing long-term value at the Company and ensuring an appropriate valuation of the Common Stock.

For details regarding the qualifications of our Nominee as well as our reasons for making this solicitation, please see our definitive proxy statement dated April 26, 2022, previously filed with the SEC and furnished to Shareholders, as well as our other solicitation materials. If you need another copy of our definitive proxy statement or this supplement, please contact Okapi Partners LLC, which is assisting us, at its address and toll-free numbers listed below.

As of the date hereof, Alta Fox Opportunities, Alta Fox SPV 3, LP, a Delaware limited partnership (“Alta Fox SPV 3”), Alta Fox SPV 3.1, LP, a Delaware limited partnership (“Alta Fox SPV 3.1”), Alta Fox GenPar, LP, a Delaware limited partnership (“Alta Fox GP”), Alta Fox Equity, LLC, a Delaware limited liability company (“Alta Fox Equity”), Alta Fox Capital Management, LLC, a Texas limited liability company (“Alta Fox Capital”), and Mr. Haley (collectively, “Alta Fox”), and the Nominee (each a “Participant” and, collectively, the “Participants”), collectively beneficially own 3,527,331 shares of Common Stock (the “Alta Fox Group Shares”). The Participants intend to vote the Alta Fox Group Shares FOR the election of the Nominee, AGAINST the approval of the non-binding advisory resolution on the compensation of the Company’s named executive officers and FOR the ratification of the selection of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 25, 2022, as further described herein.

This supplement is dated May 31, 2022, and is being filed with the SEC on May 31, 2022. This supplement should be read in conjunction with Alta Fox’s definitive proxy statement filed with the SEC on, and first furnished to shareholders of the Company on or about, April 26, 2022.

Shareholders may continue to vote on our previously distributed GOLD proxy card or on the GOLD proxy card attached hereto, each of which will be voted at the 2022 Annual Meeting “FOR” the election of Mr. Fischer and the Company’s nominees other than Edward M. Philip, “AGAINST” the advisory vote on the compensation of the Company’s named executive officers, and “FOR” the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

In addition, all GOLD proxy cards that have previously been submitted in connection with our mailing to Shareholders of a proxy statement and proxy card on April 26, 2022 remain valid and will be voted at the 2022 Annual Meeting “FOR” the election of Mr. Fischer and the Company’s nominees other than Edward M. Philip, “AGAINST” the advisory vote on the compensation of the Company’s named executive officers, and “FOR” the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

THEREFORE IF YOU HAVE SUBMITTED A GOLD PROXY CARD SINCE APRIL 26, 2022 AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION AND YOU DO NOT NEED TO SUBMIT THE ENCLOSED GOLD PROXY CARD.

THIS SOLICITATION IS BEING MADE BY ALTA FOX AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. EXCEPT AS SET FORTH IN THIS SUPPLEMENT AND THE PROXY STATEMENT, WE DO NOT KNOW OF ANY OTHER MATTERS TO BE PRESENTED FOR APPROVAL BY THE SHAREHOLDERS AT THE 2022 ANNUAL MEETING. IF, HOWEVER, ALTA FOX LEARNS OF ANY OTHER PROPOSALS MADE AT A REASONABLE TIME BEFORE THE 2022 ANNUAL MEETING, ALTA FOX WILL EITHER FURTHER SUPPLEMENT ITS PROXY STATEMENT AND PROVIDE SHAREHOLDERS WITH AN OPPORTUNITY TO VOTE BY PROXY DIRECTLY ON SUCH MATTERS, OR WILL NOT EXERCISE DISCRETIONARY AUTHORITY WITH RESPECT THERETO. IF OTHER MATTERS ARE PROPERYLY PRESENTED THEREAFTER, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE THE SHARES OF COMMON STOCK REPRESENTED THEREBY IN ACCORDANCE WITH THEIR DISCRETION PURUSANT TO THE AUTHORITY GRANTED IN THE PROXY.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY TO VOTE “FOR” THE ELECTION OF OUR NOMINEE AND TO GRANT AUTHORITY TO VOTE FOR THE COMPANY’S NOMINEES OTHER THAN EDWARD M. PHILIP.

PLEASE DO NOT RETURN ANY PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2022 ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY SENT A PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2022 ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY SIGN AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting

This Supplement, the Proxy Statement and our GOLD Proxy Card are available at no charge at:

www.StrengthenHasbro.com

IMPORTANT VOTING INFORMATION

Your vote is important, no matter how many or how few shares of Common Stock you own. Please sign, date and return the GOLD proxy card today to vote FOR the election of the Nominee and in accordance with Alta Fox’s recommendations on the other proposals on the agenda for the 2022 Annual Meeting.

If your shares of Common Stock are held in your own name, please authorize a proxy to vote by signing and returning the enclosed GOLD proxy card in the postage-paid envelope provided or by instructing us by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your GOLD proxy card).

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other institution or nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other institution or nominee to ensure that a GOLD proxy card is submitted on your behalf. Please follow the instructions to authorize a proxy to vote on the enclosed GOLD proxy card. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included with the enclosed GOLD proxy card.

PLEASE DO NOT RETURN ANY PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2022 ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY SENT A PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2022 ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY DATE, SIGN AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS ON YOUR GOLD PROXY CARD TO VOTE BY TELEPHONE OR VIA THE INTERNET. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of the Alta Fox Group’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Shareholders may call toll-free: (877) 629-6356

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

GOLD PROXY CARD

HASBRO, INC.

2022 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF ALTA FOX OPPORTUNITIES FUND, LP

THE BOARD OF DIRECTORS OF HASBRO, INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Connor Haley and Mark Harnett, and each of them, attorneys and agents with full power of substitution to vote all shares of Common Stock, par value $0.50 per share (the “Common Stock”) of Hasbro, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2022 Annual Meeting of Shareholders of the Company scheduled to be held virtually online via a live webcast on June 8, 2022 at 9:00 a.m., Eastern Standard Time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “2022 Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the 2022 Annual Meeting that are unknown to Alta Fox Opportunities Fund, LP (“Alta Fox Opportunities”), a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” IN PROPOSAL 1, “AGAINST” PROPOSAL 2, AND “FOR” PROPOSAL 3.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse and the completion of the 2022 Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting

This Supplement, the Proxy Statement and our GOLD proxy card are available at

www.StrengthenHasbro.com

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

[X] Please mark vote as in this example

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” IN PROPOSAL 1, “AGAINST” PROPOSAL 2, AND “FOR” PROPOSAL 3. ALTA FOX OPPORTUNITIES STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR ALL NOMINEES” LISTED BELOW IN PROPOSAL 1 AND “AGAINST” PROPOSAL 2. ALTA FOX OPPORTUNITIES MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 3.

1.	Alta Fox Opportunities’ proposal to elect Marcelo Fischer (the “Nominee”) to the Board to serve until the 2023 Annual Meeting of Shareholders, and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.
		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEES EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Marcelo Fischer	☐	☐	☐ ________________

And for the Company nominees

other than Edward M. Philip

Alta Fox Opportunities intends to use this proxy to vote (i) “FOR” Marcelo Fischer and (ii) “FOR” the candidates who have been nominated by the Company to serve as directors, other than Edward M. Philip, for whom Alta Fox Opportunities is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if our nominees are elected.

NOTE: If you do not wish for your shares to be voted “FOR” the Nominee, mark the “FOR ALL NOMINEES EXCEPT NOMINEE(S) WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line(s) above. Your shares will be voted for the remaining nominee(s).

2.	The Company’s proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.
☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	The Company’s proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.
☐ FOR	☐ AGAINST	☐ ABSTAIN

GOLD PROXY CARD

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.